UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 18, 2006

                               GLOBAL AXCESS CORP
                               ------------------
               (Exact name of registrant as specified in charter)

             Nevada                    000-17874                 88-0199674
             ------                    ---------                 ----------
(State or other jurisdiction of       (Commission              (IRS Employer
       incorporation)                 File Number)           Identification No.)

224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida              32082
------------------------------------------------------              -----
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Result of Operations and Financial Condition.

On April 18, 2006, Global Axcess Corp (the "Company") issued a press release updating the guidance regarding its projected financial results previously provided in a press release dated April 3, 2006. The press release dated April 3, 2006 originally projected that the Company is expected to generate net income
(loss) between $0.1 million and ($0.1) million. The press release dated April 18, 2006 revised this projection in so far that that the Company now expects to incur a net loss, which such number is not yet determined.

Attached as Exhibit 99.1 is the April 18, 2006 press release which is incorporated herein by this reference.

The discussion above contains forward-looking statements that involve risks and uncertainties. All statements regarding future events, our future financial performance and operating results, our business strategy and our financing plans are forward-looking statements. In many cases, you can identify forward-looking statements by terminology, such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," or the negative of such terms and other comparable terminology. These statements are only predictions. Known and unknown risks, uncertainties and other factors could cause our actual results to differ materially from those projected in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits

Exhibit No.     Exhibit Name

99.1            Press Release dated April 18, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GLOBAL AXCESS CORP


Dated: April 18, 2006                By: /s/ David Fann
                                         ------------------------------------
                                     Name:   David Fann
                                     Title:  President


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